SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                 ---------------

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                        Date of Report (Date of earliest
                                event reported):

                                  July 15, 2004

                                 ---------------


                         BARRETT BUSINESS SERVICES, INC.
               (Exact name of registrant as specified in charter)

                                    Maryland
                 (State or other jurisdiction of incorporation)

                                     0-21886
                                (SEC File Number)

                                   52-0812977
                        (IRS Employer Identification No.)

              4724 S.W. Macadam Avenue
              Portland, Oregon                                 97239
              (Address of principal executive offices)        (Zip Code)

               Registrant's telephone number, including area code:

                                 (503) 220-0988

          Item 5. Other Events and Required FD Disclosure.

          On July 15, 2004, Barrett Business Services, Inc. (the "Company"), issued a press release announcing that it has received approval from The Nasdaq Stock Market for the Company's common stock to be traded beginning July 19, 2004, on the National Market (rather than the SmallCap Market where it currently trades). A copy of the press release is filed as Exhibit 99.1 to this report.

     Exhibits

          99.1 Press release dated July 15, 2004.

                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                   BARRETT BUSINESS SERVICES, INC.


Dated:  July 15, 2004              By:  /s/ Michael D. Mulholland
                                      ------------------------------------------
                                      Michael D. Mulholland
                                      Vice President - Finance